Exhibit 99.1 Sell-side Analyst Day September 26, 2023

Disclaimer This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; each company’s and the combined company’s expected cash position at the closing of the proposed Merger and cash runway of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of TOUR006; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the competitive landscape of the combined company; anticipated intellectual property timelines; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Talaris’, Tourmaline’s or the combined company’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain shareholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Talaris and Tourmaline to consummate the proposed Merger; (iii) risks related to Talaris’ ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Talaris shareholders and Tourmaline stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Talaris’ common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Tourmaline’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) risks associated with Talaris’ financial close process; (xv) the risk that the pre-closing financing is not consummated; and (xvi) the risk that Talaris shareholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in filings that Talaris makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Talaris, Tourmaline and the combined company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Tourmaline obtained the industry, market and competitive position data used throughout this presentation from its own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, Tourmaline’s internal research and its industry experience, and are based on assumptions made by Tourmaline based on such data and its knowledge of the industry and market, which it believes to be reasonable. In addition, while Tourmaline believes the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, Tourmaline has not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. This presentation contains trademarks, services marks, trade names and copyrights of Tourmaline and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with Tourmaline, or an endorsement of sponsorship by Tourmaline. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade name. 2

Disclaimer (continued) Participants in the Solicitation This communication relates to the proposed merger transaction involving Talaris and Tourmaline and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Talaris has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”) that contains a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Talaris may file with the SEC and or send to Talaris’ shareholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TALARIS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALARIS, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Additional Information and Where to Find It Investors and security holders may obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Talaris with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Talaris with the SEC are also available free of charge on Talaris’ website at www.talaristx.com, or by contacting Talaris’ Investor Relations at investors@talaristx.com. Talaris, Tourmaline, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Talaris’ shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Talaris is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law. 3

Agenda 2:00 – 2:05 pm Introducing our team 2:05 – 2:20 pm IL-6 renaissance 2:20 – 3:00 pm TED 3:00 – 3:40 pm ASCVD 3:40 – 3:50 pm Key business items 3:50 – 4:30 pm Q&A and discussion 4

Experienced leadership team Sandeep Kulkarni, MD Yung Chyung, MD Brad Middlekauff, JD Susan Dana Jones, PhD Chief Technology Co-founder and Chief Medical Chief Business Officer and Chief Executive Officer Officer General Counsel Officer Kevin Johnson, PhD Ryan Iarrobino Gerhard Hagn Dora Rau Chief Regulatory Senior Vice President, Senior Vice President, Senior Vice President, Officer Product Development Head of Commercial & BD Head of Quality 5

Key highlights An IL-6 renaissance is underway: new insights emerging about a broad range of indications where IL-6 may be clinically validated TOUR006 offers potential for low volume, infrequent subcutaneous administration We are rapidly advancing TOUR006 into mid/late-stage development Our team has extensive experience developing and commercializing antibodies for orphan and autoimmune diseases Cash runway expected to fund development through 2026* *Upon completion of the merger with Talaris and pre-closing financing 6

Our lead indications

Thyroid eye disease (TED): an inflammatory disease that affects the tissue surrounding the eye

- TOUR006's upstream mechanism of action coupled with its convenient low volume, low frequency, subcutaneous administration profile could make it an optimal treatment option for first-line TED
- Mechanism clinically validated after >300 TED patients treated with IL-6 blockers, showing autoantibody reductions and evidence of clinical benefit
- spiriTED Phase 2b TED study expected to begin in Q3 2023

Atherosclerotic cardiovascular disease (ASCVD): a leading cause of global morbidity and mortality

- Emerging clinical evidence appears to validate decades-long research on IL-6 as a key cardiovascular risk factor
- TOUR006 could pursue a fast follower strategy, with potential for less frequent dosing than competitor IL-6 agents in ASCVD
- Phase 2 ASCVD biomarker trial expected to begin in 2024
- External pipeline of phase 3 trials by big pharma has potential to validate IL-6 inhibition in addressing ASCVD and other cardiac disorders

TOURMALINE
7

Clinical development plan for TOUR006 Indication Preclinical Phase 1 Phase 2 Phase 3 Expected Key Milestones Phase 2b expected to begin in Q3 2023 Thyroid Eye Disease Phase 2 open label basket trial expected to begin in early 2024 Plan to submit IND in H1 Atherosclerotic 2024 Cardiovascular Disease Phase 2 expected to begin in 2024* *The FDA may require us to conduct a Phase 1 trial in ASCVD. Additional indications under evaluation 8

We are in an IL-6 renaissance

Development timeline for IL-6 pathway inhibitors

First wave of IL-6 pathway inhibition

10 indications approved
1M+ patients treated
$3.5B+ annual sales in 2022

2010-2014: Initial indication approval set

- RA
- sJIA
- pJIA
- MCD

2017-2023: Expansion into new indications

- GCA
- CRS
- NMOSD
- SSc-ILD
- COVID19
- PMR

IL-6 renaissance

Growing evidence implicating IL-6 in rare and large market diseases
Opportunities to expand into wide range of indications across therapeutic areas

2023: Current late-stage programs

- AE
- AMR
- ASCVD
- HF
- MG
- MOGAD
- TED
- UME

2023+: Large body of potential indications

Cardio:	ACS	AM	CM	IS
Derm:	BP	PV		
Endo:	Graves'			
GI:	CD	UC		
Hem:	ITP	TTP		
Neph:	IgAN	MN		
Neuro:	CIDP	IBM	PPMS	RRMS
Ophth:	DME	NIU		
Resp:	CHP	IPF	PAP	Sarcoid
Rheum:	AAV	IgG4-RD	SjS	WG

■ Tourmaline indication

TOURMALINE

AAV: ANCA-associated vasculitis; ACS: Acute coronary syndrome; AE: Autoimmune encephalitis; AM: Acute myocarditis; AMR: Antibody mediated rejection; ASCVD: Atherosclerotic disease; BP: Bullous pemphigoid; CD: Crohn's disease; CHP: Chronic hypersensitivity pneumonitis; CIDP: Chronic inflammatory demyelinating polyneuropathy; CM: Cardiomyopathy; COVID19: Coronavirus disease 2019; CRS: Cytokine release syndrome; DME: Diabetic macular edema; GCA: Giant cell arteritis; GD: Graves' disease; HF: Heart failure; IBM: Inclusion body myositis; IgAN: IgA nephropathy; IgG4-RD: IgG4 related disease; IPF: Idiopathic pulmonary fibrosis; IS: Ischemic stroke; ITP: Idiopathic thrombocytopenic purpura; MCD: Multicentric castleman's disease; MG: Myasthenia gravis; MN: Membranous nephropathy; MOGAD: Myelin oligodendrocyte glycoprotein antibody-associated disease; NIU: Non-infectious uveitis; NMOSD: Neuromyelitis optica spectrum disorder; PAP: Pulmonary alveolar proteinosis; pJIA: Polyarticular juvenile idiopathic arthritis; PMR: Polymyalgia rheumatica; PPMS: Primary progressive multiple sclerosis; PV: Pemphigus vulgaris; RA: Rheumatoid arthritis; RRMS: Relapsing remitting multiple sclerosis; Sarcoid: Sarcoidosis; sJIA: Systemic juvenile idiopathic arthritis; SjS: Sjögren's syndrome; SSc-ILD: Systemic sclerosis interstitial lung disease; TED: Thyroid eye disease; TTP: Thrombotic thrombocytopenic purpura; UC: Ulcerative colitis; UME: Uveitic macular edema; WG: Wegener's granulomatosis

9

IL-6 drives production of autoantibodies and inflammation

IL-6 mediated impacts on B and T cell pathways[1]



TOUR006
IL-6
+
TGF-β
IL-6
+
TFh
CD4
T-cell
CD4
T-cell
TH17
CD8 T-
cell
IL-21
IL-21
IL-6
+
TOUR006
TOUR006
IL-6
+
B-cell
IL-21
Survival
Cytotoxic
CD8
T-cell
Plasma cell
IL-6
+
TOUR006
Memory
B-cell
Antibody
production
Extracellular
immunity
Intracellular
immunity

Translational evidence

- IL-6 enhances antibody production and induces plasma cell differentiation and survival[2]
- In *ex vivo* experiments using samples from patients with NMO, IL-6 shown to promote plasmablast survival and stimulate anti-AQP4 secretion[3]
- Extensive observations in TED and other autoantibody disease that IL-6 blockade suppresses autoantibody levels
- Recent approval of satralizumab in NMOSD offers strong evidence of anti-IL-6's potential in autoantibody driven diseases

TOURMALINE

1. Adapted from Cabezas et al., Front. Immunol. (2022)
2. Dienz et al., JEM (2009)
3. Chihara et al., Proc. Natl. Acad. Sci. U.S.A. (2019)

10

TOUR006, a fully human, high affinity antibody that neutralizes IL-6 is in advanced stages of development Fully human antibody that neutralizes IL-6 levels with high Median serum concentration time profile of CRP from all subjects following affinity day 1, 28, and 56 following multiple intravenous doses of TOUR006 to RA • Kd of 6 pM subjects (Study B0151002) • Terminal half-life 47-58 days 12 • Generated from Medarex transgenic mouse platform 10 Robust existing clinical data package • Two Phase 2 studies completed (SLE and Crohn’s) 8 • 448 subjects have been dosed with TOUR006 Durable and deep IL-6 signaling blockade observed with 6 infrequent dosing as low as 10mg every 4 weeks • As measured by C-reactive protein (CRP), a pharmacodynamic 4 marker of IL-6 signaling 2 Limited immunogenicity • Across 448 subjects dosed with TOUR006, only 2 subjects generated ADAs following treatment 0 1 7 14 28 35 42 56 63 70 84 Study Day Generally well-tolerated profile to date consistent with IL-6 class TOUR006 30 mg TOUR006 10 mg Placebo Source: PF-04236921 Investigator’s Brochure, dated February 2015 11 Median Value for C-Reactive Protein (mg/L)

TOUR006's potential profile: subcutaneous, low volume, low frequency injections

ROA	Drug	Company	Target	Stage	Indications being pursued	Black box warning	Dosing interval (days) (QW, Q2W, Q4W, Q8W, Q12W)
SC	TOUR006	TOURMALINE	IL-6	In Phase 2b	*TED, ASCVD*	Drug not approved	56-84
SC	Actemra (tocilizumab)	Roche	IL-6R	Approved	RA, GCA, pJIA, sJIA, SSc-ILD	Yes	7-14
SC	Kevzara (sarilumab)	REGENERON	IL-6R	Approved	RA, PMR	Yes	14
SC	Enspryng (satralizumab)	Roche	IL-6R	Approved	NMOSD, *AE, MG, MOGAD, TED*	No	28
SC	Ziltivekimab	novo nordisk	IL-6	In Phase 3	*ASCVD (CKD), HF*	Drug not approved	28
SC	Clazakizumab	CSL	IL-6	In Phase 2/3	*AMR*	Drug not approved	28
IV	Actemra (tocilizumab)	Roche	IL-6R	Approved	RA, GCA, pJIA, sJIA, CRS, COVID19	Yes	28
IV	Sylvant (siltuximab)	EUSA Pharma	IL-6	Approved	MCD	No	21
IV	Clazakizumab	CSL	IL-6	In Phase 2/3	*ASCVD (ESKD)*	Drug not approved	28
IVT	RG6179	Roche	IL-6	In Phase 3	*UME, DME*	Drug not approved	28

Indication Key: Approved *Investigational*

TOURMALINE

Source: company reports, publications, FDA review documents, package inserts
AE: Autoimmune encephalitis; AMR: Antibody mediated rejection; ASCVD: Atherosclerotic disease; COVID19: Coronavirus disease 2019; CRS: Cytokine release syndrome; DME: Diabetic macular edema; GCA: Giant cell arteritis; HF: Heart failure; MCD: Multicentric castleman's disease; MG: Myasthenia gravis; MOGAD: Myelin oligodendrocyte glycoprotein antibody-associated disease; NMOSD: Neuromyelitis optica spectrum disorder; pJIA: Polyarticular juvenile idiopathic arthritis; PMR: Polymyalgia rheumatica; RA: Rheumatoid arthritis; sJIA: Systemic juvenile idiopathic arthritis; SSc-ILD: Systemic sclerosis interstitial lung disease; TED: Thyroid eye disease; UME: Uveitic macular edema

12

TOUR006 has broad potential beyond autoantibody reduction

An "FcRn-plus" opportunity

Modes of action for IL-6 inhibition[1,2]

IL-6 inhibition impacts:

- Pathogenic B-cell and plasma cell proliferation
- Pathogenic Th17 and Tfh cell proliferation and differentiation
- Acute phase proinflammatory signaling
- Circulation of pathogenic autoantibodies

Potential benefits of IL-6 inhibition versus FcRn inhibition

	FcRn inhibition[3,4,5]	IL-6 inhibition[1,2,6]
Autoantibody reductions	✓	✓
Inhibition of autoantibody production	✗	✓
Anti-inflammatory effects beyond autoantibody reduction	✗	✓
Durability of effect	✗	✓
Low administration burden	✗	✓
Favorable long-term safety profile	?	✓

TOURMALINE

1. Cabezas et al., Front. Immunol. (2022)
2. Dienz et al., JEM (2009)
3. Howard et al., Lancet Neurol (2021)
4. Patel and Bussel, J Allergy Clin Immunol (2020)
5. Vyvgart, Vyvgart Hytrulo, and Rystiggo FDA labels
6. Tourmaline PK/PD modelling

13

IL-6 inhibition has the potential to address a wide range of autoantibody driven & other inflammation meditated conditions

US Prevalence (2022)



Cardiovascular
Atherosclerotic disease
24M
Ischemic stroke
9.4M
Heart failure
6.7M
Cardiomyopathy
800K
Acute coronary syndrome*
780K
Acute myocarditis*
70K
Dermatology
Pemphigus vulgaris
30K
Bullous pemphigoid
8K
Endocrinology
Graves' disease*
120K
Gastrointestinal
Crohn's disease
570K
Ulcerative colitis
500K
Hematology
Idiopathic thrombocytopenic purpura
67K
Thrombotic thrombocytopenic purpura
3K
Nephrology
IgA nephropathy
60K
Membranous nephropathy*
4K
Neurology
Primary progressive multiple sclerosis
620K
Relapsing remitting multiple sclerosis
91K
Myasthenia gravis
58K
Autoimmune encephalitis
46K
Chronic inflammatory demyelinating polyneuropathy
16K
Inclusion body myositis
11K
Neuromyelitis optica spectrum disorder
7K
Ophthalmology
Diabetic macular edema
750K
Non-infectious uveitis
400K
Thyroid eye disease*
30K
Respiratory
Sarcoidosis
200K
Idiopathic pulmonary fibrosis
70K
Systemic sclerosis interstitial lung disease
24K
Chronic hypersensitivity pneumonitis
7K
Pulmonary alveolar proteinosis
7K
Rheumatology
ANCA-associated vasculitis
100K
Polyarticular juvenile idiopathic arthritis
25K
Sjögren's syndrome
20K
Systemic juvenile idiopathic arthritis
13K
Wegener's granulomatosis
10K
IgG4 related disease
<1K
Key
Autoantibody driven
Other mechanisms

*Incidence figure
Publications available upon request

TOURMALINE

14

Thyroid Eye Disease (TED)

Each year, TED impacts the lives of ~30k new patients in the US at an average age of ~45[1,2]

Autoimmune disease associated with proliferation and damaging inflammation of the cell types surrounding the eye

- Disfiguring symptoms that significantly affect QoL: proptosis, double-vision
- Involvement of optic nerve can be sight-threatening, requiring surgery

We estimate up to 2/3 of the 30K new TED patients each year are diagnosed as moderate-to-severe[1,2]

Pathophysiology driven by autoantibodies that bind to the TSH receptor, which is expressed on cell types surrounding the eye

- Same autoantibody can also cause Graves' hyperthyroidism (GH); up to 95% of TED patients also have GH[3]

IL-6 is elevated in patients with TED and a growing body of evidence suggests a role in disease pathogenesis[4]



Source: Getty Images

TOURMALINE

1. Lazarus, Best Pract. Res. Clin. Endocrinol. Metab. (2012)
2. Bartalena et al., Front. Endocrinol. (2020)
3. Sabini et al., Eur. Thyroid J. (2018)
4. Hiromatsu et al., J. Clin. Endocrinol. Metab. (2000); Slowik et al., Endocr. Res. (2012); Jyonouchi et al., Thyroid (2001); Hwang et al., Invest Ophthalmol Vis Sci (2009)

16

Despite an FDA-approved medicine, vast majority of moderate-to-severe TED patients remain untreated

Most TED patients are not receiving TEPEZZA…

TEPEZZA US LTM penetration[1]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Patients
Untreated
16,000
80%
High Proptosis, High CAS TED Patients

…Or only get it relatively late in the treatment journey[2]


Mild
Moderate
Severe / Sight-Threatening
Treatment most likely driven by:
Endo monitors thyroid levels, treats mainly mild TED
Ophth manages moderate-severe ocular symptoms
Oculoplastic surgeon
manages patients with severe disease and/or inadequate response to steroids
Watch & wait
supplemented with artificial tears
Steroids short-term (IV, oral, or periocular) supplemented with prism lenses and artificial tears
TEPEZZA
Surgery
Persistent disease
Persistent disease

Potential barriers to adoption of TEPEZZA

1. **Potential safety issues:** risk of potentially permanent hearing loss[3]
2. **Limited durability:** high relapse rates observed in long-term follow-up[4]
3. **Inconvenience & complexity:**
   - IV dosing every 3 weeks for a total of 8 infusions[3]
   - Limited access to infusion centers, numerous visits, and time commitment[2,5]
   - Burdensome reimbursement approval process[5]
   - Need for serial audiograms[3]

TOURMALINE

1. Horizon Q3 2022 earnings call; LTM = last twelve months
2. Tourmaline market research
3. TEPEZZA FDA label
4. Kahaly et al., Thyroid (2021) (ATA 2021 presentation)
5. Horizon Q2 2023 10Q

17

FDA label update from July ’23 may further impact TEPEZZA’s already declining revenues Despite initial ramp-up, revenues have been declining over last 2 years 1 Sales by quarter ($M) $700 $616 $590 $600 $502 $494 $491 $480 $500 $453 $446 $405 $400 $344 $287 $300 2 $166 • 15% of patients reporting hearing impairment across case reports $200 – Of these, 45% reported as persistent • 427 ear and hearing-related adverse events captured in the FAERS $100 $24 3 database, including reports of permanent deafness • Ongoing legal actions filed by patients suffering hearing impairments $2 4 -- attributed to teprotumumab across over 50 lawsuits Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 • Hearing impairment likely represents an on-target consequence of 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 5 IGF-1 pathway inhibition (likely just as relevant for SC and oral as IV) 1. Horizon company reports and filings 4. Tourmaline research as of August 2023 18 2. Bartalena et al., J. Endocrinol. Invest. (2022) 5. Yamamoto et al, Front Pharmacol (2014); Gao et al, Front Cell Neurosci (2020) 3. Tourmaline research as of June 2023

IL-6 inhibition blocks multiple steps in TED pathogenesis and has potential to play a central and upstream role



Anti-IL-6
IL-6
1) Inhibits formation of autoantibodies
Memory B-cell
TFh
IL-6 +
CD4 T-cell
IL-6 +
B-cell
IL-21
IL-6 + Survival
Plasma cell
Anti-FcRn
Anti-TSHR/IGF-1R autoantibodies
Anti-IGF-1R
Orbital fibroblasts
2) Inhibits T-cell driven inflammation
TGF-β
IL-6
+
CD4 T-cell
Th17
IL-17A
IL-22
TNFα
IL-1β
Orbital tissue expansion:
• Proptosis
• Diplopia
• Eyelid retraction
• Optic nerve compression
3) Inhibits orbital fibroblast signaling and differentiation
Hyaluronan
Adipocytes
Myofibroblasts
Inflammation:
• Pain
• Redness
• Swelling

TOURMALINE

Adapted from Huang et al., Eye (2018); Hodgson and Rajaii, Ophthalmol Ther (2020); Fang et al, Front Endocrinol (2021); Smith, Eye (2019); and Cabezas et al., Front. Immunol. (2022)

19

Over 40 publications demonstrate the therapeutic potential of IL-6 pathway inhibition (tocilizumab) in TED

Study Details				Key Endpoints		
First author	Year	Study type	N treated	Proptosis response rate	CAS response rate*	% autoantibody reduction
Perez-Moreiras	2021	Retro	54	78	89	75
Sánchez-Bilbao	2020	Obs	48	NR	NR	NR
Atienza-Mateo	2018	Retro	29	NR	NR	NR
Pérez-Moreiras	2014	Prosp	18	72	100	76
Pérez-Moreiras	2018	RCT	15	93	60	NS
de la Fuente Bursón	2020	Retro	15	NR	NR	NR
Pereira	2023	Retro	14	NR	NR	NR
Boutzios	2023	Obs	12	NR	NR	84
Pampin-Sánchez	2022	Retro	11	75	73	NR
Moi	2022	Retro	10	CI	80	75
Cortez	2022	Prosp	10	10	100	81
Silkiss	2020	CS	9	CI	56	74
Smith	2021	Retro	9	78	100	54
Bielefeld	2019	Obs	8	NR	NR	NR
Ceballos-Marcias Jose	2020	CS	8	NR	75	41
Bennedjai	2020	Retro	7	NR	NR	73
Moás	2022	Obs	7	NR	NR	92
Toro-Tobon	2023	Retro	6	50	NR	NR
de Pablo Gomez	2018	CS	5	NR	60	NR
Ribi	2017	CS	3	33	67	NR
Maldiney	2020	CS	3	67	NR	NR
Stevens	2022	Retro	3	100	67	NR
Russell	2017	CS	2	NR	0	NR

Study Details				Key Endpoints		
First author	Year	Study type	N treated	Proptosis response rate	CAS response rate*	% autoantibody reduction
Sy	2017	CS	2	CI	50	69
Copperman	2019	CS	2	100	0	NR
Coy	2019	CS	2	NR	50	NR
Park	2021	CS	2	100	100	NR
Abeillon-du Payrat	2022	CS	2	100	50	NR
Butnaru	2013	CR	1	NR	100	NR
Gómez Rodríguez	2014	CR	1	NR	100	NR
Bielefeld	2017	CR	1	CI	NR	NR
Canas	2018	CR	1	100	NR	NR
Pascual-Camps	2018	CR	1	NR	NR	NR
Garreta Fontelles	2019	CR	1	NR	NR	93
Mehmet	2020	CR	1	0	NR	NR
Kaplan	2020	CR	1	NR	0	85
Cayon-Blanco	2020	CR	1	NR	100	NR
Tran	2020	CS	1	NR	NR	NR
Ruiz	2021	CR	1	NR	NR	NR
Albrashdi	2022	CR	1	100	NR	NR
Cezara	2022	CR	1	NR	0	NR
Mohamed	2022	CS	1	0	0	NR
Moleiro	2022	CR	1	100	NR	86
Almazrouei	2023	CR	1	NR	NR	NR
Cuculescu	2023	CR	1	CI	0	NR
Nirmalan	2023	CS	1	NR	NR	NR
Weighted Mean				**72%**	**78%**	**74%**
Smith 2017 (tepro Phase 2)				**71%**	**69%**	**N/A**
Douglas 2020 (tepro Phase 3)				**83%**	**59%**	**N/A**

We believe many of these reports may be underestimating the true efficacy of IL-6 blockade

- 300+ mostly steroid-refractory patients
- Late IL-6 inhibition (>9 months post symptom onset) when disease may have exited active phase
- Exposure to IL-6 inhibition may have been suboptimal (<6 months)

Proptosis response rate is generally defined in the data outlined here as a ≥2 mm proptosis improvement in the worse eye at baseline without any worsening in the other eye. CAS response rate is generally defined in the data outlined here as a CAS of 0 or 1. Studies referenced in this table represent investigator-led studies and were not designed with the intent of generating evidence for an approval of tocilizumab in TED. The majority of these studies were not designed with power to detect statistical significance. Retro: retrospective. Obs: observational. Prosp: prospective. RCR: randomized controlled trial. CS: case series. CR: case report. NR: not reported. NR: not reported. NS: not significant. CI: clear improvement. Publications available upon request

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TOUR006 has potential to be an optimal first-line TED therapy st Elements of ideal 1 line Potential improvements to therapy for TED existing therapy • Meaningful benefits on proptosis, CAS, and diplopia Broad, deep, and • Durable response, partially driven by low immunogenicity durable efficacy • Important improvements on QoL measures • Well characterized safety profile of IL-6 class across many diseases Well-tolerated • Well tolerated safety profile, manageable with routine monitoring safety profile • Lack of permanent or irreversible side effects • Subcutaneous, low-volume PFS injections, every 8 weeks Physician & patient- • Finite treatment course for majority of patients (i.e. 6 months) friendly experience • Suitable for longer term usage, if indicated Resolution of • Mechanistically acts upstream in disease cascade to stop disease • Clinical data suggests early treatment initiation improves outcomes underlying biology The characteristics presented reflect outcomes that may not be representative of TOUR006. The results of past clinical trials may not be indicative of future results, and the 21 results of future or ongoing clinical trials may not demonstrate some or any of the characteristics presented.

TOUR006 seeks to intervene early, stopping disease progression in active phase that is characterized by inflammation

Moderate-to-severe TED progression & patient journey (up to 20k patients per year in US[1])



Active phase (up to 36 months)
characterized by inflammation
Acute disease
Chronic disease
Disease Severity[2]
TOUR006
Expected to be prescribed as 1L Tx
Patient Journey[3]
Endo
Ophth
Symptom onset
Treatment of ~2/3 moderate to severe patients coordinated between Endos & generalist Ophths
Referral of ~1/3 moderate to severe patients for more advanced treatment
Monitoring
TEPEZZA Use[3]
Limited TEPEZZA use
Majority of TEPEZZA use driven by specialists after referrals

TOURMALINE

1. Bartalena et al., Front. Endocrinol. (2020); Lazarus, Best Pract. Res. Clin. Endocrinol. Metab. (2021)
2. Adapted from Bartley, Arch Ophthalmol. (2011)
3. Tourmaline market research

22

TOUR006 has potential to offer a well-differentiated profile for first-line TED

Drug Properties					Dosing interval (days)
MOA	**Drug**	**Company**	**Stage**	**Route of administration**	QW / Q2W / Q3W / Q4W / Q8W
IL-6	TOUR006	TOURMALINE	Planned Ph2b start in Q3 '23	SC	56
	Satralizumab	Roche	Ph3 start expected in 2H '23	SC (with loading dose)	28
IGF-1R	TEPEZZA (teprotumumab)	HORIZON	Approved	IV	21
	VRDN-001	VIRIDIAN	Ph3	IV	21
	Lonigutamab	ACELYRIN	Ph1/2	SC	28
	Linsitinib	Sling Therapeutics	Ph2/3	Oral	BID
FcRn	Batoclimab	IMMUNOVANT	Ph3	SC (up to 4mL per administration)	7
	Efgartigimod	argenx	Ph3 start expected in Q4 '23	IV or SC	7

Source: company reports

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spiriTED dose-ranging Ph2b study in first-line TED



Double masked, placebo-controlled trial
Open label
Period A: Primary efficacy
24 weeks
n=27 pts per arm
R
TOUR006 SC 50mg Q8W x 3
TOUR006 SC 20mg Q8W x 3
Placebo
Proptosis non-responders*
Proptosis responders
Period B: Extension
24 weeks
24 weeks
TOUR006 SC 50mg Q8W x 3
Follow-up
Follow-up

[redacted]

Study population:
- Moderate-to-severe TED, with proptosis ≥ 3mm above normal (based on race and gender)
- Active phase, with symptom onset ≤ 12 months, CAS ≥ 4 and positive TSI
- First-line setting, with cap on prior corticosteroid use (< 1g methylprednisolone or equivalent)

Primary efficacy endpoint:
- Proptosis response rate at week 20

Additional endpoints:
- CAS
- Diplopia
- QoL, safety, PK/PD/ADA

*Any patient who receives rescue therapy/intervention in Period A will not receive TOUR006 in Period B and will instead undergo follow-up only

TOURMALINE 24

TOUR006: Therapeutic potential to address broad segments of the TED population (and beyond)

First Line		Post-First Line		Underlying Thyroid Disorder
Active TED (moderate-severe)	**High CAS without significant proptosis**	**Prior therapy-experienced**	**Extended treatment (beyond initial course)**	**Graves' disease**
• TED treatment-naïve or limited prior treatment (e.g., modest exposure to systemic glucocorticoids)	• Active inflammation but minimal or no proptosis	• Teprotumumab: ○ Inadequate response ○ Relapse ○ Unable to tolerate • Other agents (e.g., full glucocorticoid course)	• Subset of patients that may have inadequate response to TOUR006 after initial 16-week course	• Graves without TED: address thyroid disease • Pre-TED: prevent TED • Early/mild stages of TED: stabilize or reverse
Evaluate through Phase 2b trial	***Evaluate through TED basket trial***		***Evaluate through Phase 2b trial***	***Evaluate through other trial(s)***

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Key TED milestones

Indication	Milestone	Expected timing	Status
TED	Gain FDA alignment on proposed TED program	Q2 2023	☑
	File TED IND	Mid-2023	☑
	Receive TED IND FDA clearance	August 2023	☑
	Initiate Phase 2b TED trial	Q3 2023	☐
	Initiate TED basket trial	Early 2024	☐
	Report Phase 2b TED trial topline results	H1 2025	☐

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26

Atherosclerotic Cardiovascular Disease (ASCVD)

ASCVD continues to be underserved despite the wide availability of lipid lowering therapies 100% • Dyslipidemia 90% 9.5M 80% not on a LLT • Diabetes 70% Other lipid-lowering therapies (LLTs) (e.g. PCSK9 class) with 60% • Obesity <5% usage in US ASCVD 3 50% patients • Hypertension 40% ~55% of US patients get put on 30% statins, of which only 50% have 3,4 • Chronic kidney disease an adequate response 20% 10% • Persistent inflammation 0% US ASCVD patients 1. CDC, Heart Disease 4. Akeya et al. Heart (2018) 28 2. Gu et al. Am J Prev Cardiol (2022) 5. Arnett. et al., Circulation (2019) 3. Nelson et al. JACC (2022)

Decades of research have indicated elevated IL-6 driven inflammation as a predictor of major CV events

- High levels of CRP are a known risk factor for ASCVD, nearly tripling risk of occurrence of MACE in one study[1]
- CRP levels ≥2.0 mg/L is listed as a risk-enhancing factor alongside elevated LDL-C and other well-known risk factors by the ACC & AHA[2]
- Chronic inflammatory conditions associated with elevated CRP such as RA are also included along with primary hypercholesterolemia and metabolic disorders as potential risk factors[2]
- Multiple large cardiovascular outcome studies have demonstrated reductions in CRP were associated with improved outcomes and has been a powerful predictor for therapeutic benefit[3]



Cumulative Rate of Recurrent Myocardial Infarction or Death from Coronary Causes
0.10
0.08
0.06
0.04
0.02
0.00
LDL cholesterol ≥70 mg/dl
LDL cholesterol <70 mg/dl
0.0
0.5
1.0
1.5
2.0
2.5
Follow-up (years)
CRP ≥2 mg/liter
CRP <2 mg/liter
Follow-up (years)

TOURMALINE

1. Ridker et al., NEJM (2000)
2. Arnett et al., J Am Coll Cardiol (2019)
3. CARE (pravastatin); JUPITER (rosuvastatin); CANTOS (canakinumab); CLEAR (bempedoic acid)
4. Ridker et al., PROVE-IT (atorvastatin vs pravastatin), NEJM (2005)

29

Analysis of CANTOS data implicates IL-6 as a key risk factor for ASCVD Canakinumab, an anti-IL-1β antibody that partially decreases IL-6 levels, demonstrated in a Phase 3 CV outcomes trial (CANTOS) greater IL-6 and hsCRP reductions are associated with greater CV benefit 1 2 3 CANTOS primary endpoint CANTOS stratified by hsCRP reductions CANTOS stratified by IL-6 reductions HR (95% CI) p HR (95% CI) p HR (95% CI) p Placebo 1 (ref) (ref) Placebo 1 (ref) (ref) Placebo 1 (ref) (ref) On-treatment hsCRP≥ 2.0 mg/L Canakinumab, 150 mg 0.85 (0.74-0.98) P=0.021 0.95 (0.84-1.09) 0.48 On-treatment IL-6 ≥ 1.65 ng/L 1.06 (0.90-1.25) 0.49 On-treatment hsCRP <2.0mg/L 0.75 (0.66-0.85) <0.0001 On-treatment IL-6 < 1.65 ng/L 0.64 (0.54,0.77) <0.0001 0.25 0.25 0.25 0.20 0.20 0.20 0.15 0.15 0.15 0.10 0.10 0.10 0.05 0.05 0.05 0 0 0 0 1 2 3 4 5 0 1 2 3 4 5 0 1 2 3 4 5 Follow-up (years) Follow-up (years) Follow-up (years) Hazard ratio improvement 1. Ridker et al., N. Engl. J. Med. (2017) 30 2. Ridker et al., Lancet (2018) 3. Ridker et al., Eur. Heart J. (2018) Cumulative incidence of MACE (3 point) Cumulative incidence of MACE (3 point) Cumulative incidence of MACE (3 point)

Ziltivekimab, an anti-IL-6 antibody developed by Corvidia, produced deeper CRP reductions than canakinumab

Canakinumab only achieved 59-68% median CRP reduction at higher doses at week 12[1]



0%
-20%
-40%
-60%
-80%
-100%
-17%
-47%
-59%
-68%
PBO
Canakinumab 50mg Q3M
Canakinumab 150mg Q3M
Canakinumab 300mg Q3M

Primary endpoint of Phase 2b RESCUE study: 92% reduction in median CRP at week 12[2]



0%
-20%
-40%
-60%
-80%
-100%
-4%
-77%
-88%
-92%
PBO
Ziltivekimab 7.5 mg Q4W
Ziltivekimab 15 mg Q4W
Ziltivekimab 30 mg Q4W

TOURMALINE

1. Ridker et al, NEJM (2017)
2. Ridker et al., Lancet (2021)

31

Novo studying ziltivekimab in two Phase 3 CV outcomes trials in ASCVD patients with kidney disease and heart failure

ZEUS trial design in ASCVD with CKD[1]

6,200 patients
- ASCVD
- CKD stage 3-4
- hsCRP ≥2 mg/L

1:1

- Ziltivekimab once-monthly 15 mg + Standard of Care
- Placebo once-monthly + Standard of Care

Primary endpoint:
Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke)

Secondary endpoints:
- Time to first occurrence of expanded MACE (above plus urgent coronary revascularization)
- Number of hospitalizations for HF or urgent HF visits
- Time to occurrence of all-cause death
- Time to first occurrence of composite CKD endpoint

Topline data readout expected in 2025[1]

HERMES trial design in heart failure (HF)[2]

5,600 patients
- HF Class II-IV
- hsCRP ≥2 mg/L

1:1

- Ziltivekimab once-monthly 15 mg + Standard of Care
- Placebo once-monthly + Standard of Care

Primary endpoint:
Time to first occurrence of a composite HF endpoint (CV death, HF hospitalization, or urgent HF visit)

Secondary endpoints:
- Time to first occurrence of 4-point composite HF endpoint (CV death, HF hospitalization or urgent HF visit, non-fatal myocardial infarction, non-fatal stroke)
- Number of CV deaths, HF hospitalizations or urgent HF visits
- Time to occurrence of CV death
- Time to occurrence of all-cause death

Topline data readout expected in 2027[2]

Potential opportunity for TOUR006 to enter market with a less frequently administered product as a fast follower

TOURMALINE

1. Clinicaltrials.gov: NCT05021835
2. Clinicaltrials.gov: NCT05636176

32

PK/PD modeling for TOUR006 supports potential for quarterly administration Simulations with 50mg every 90 days with CRP >2mg/L & <10mg/L Black straight line is the median th Red dotted lines are the 5 and th the 95 percentiles th Blue dotted lines are the 25 th and 75 percentiles Green dashed line 90% decline of the CRP from baseline Note: To mitigate against ceiling effects from CRP levels entering into the normal range, any simulated patient with CRP Over 90% of patients achieve target CRP reductions attaining a value < 2 mg/L was considered to have achieved a 90% decrease from baseline CRP Source: Tourmaline PK/PD modeling 33

Planned Phase 2 CV trial* Randomized, double-blind, placebo-controlled trial N = 80 TOUR006 dose level 1 Q3M (20 per TOUR006 dose level 2 Q3M arm) R TOUR006 dose level 3 QM Placebo SC monthly treatment: Day 1, Month 1, Month 2, & Month 3 Follow-up through Note: arms with quarterly administered TOUR006 will receive placebo on Months 1 and 2 Month 12 visit Study population: Key endpoints: • Study population similar to RESCUE trial • PD: hsCRP and other biomarkers • Exclude patients at higher risk for safety • PK, ADA complications (e.g., immunocompromised patients) • Safety *Trial design is preliminary and subject to change 34

IL-6 potentially implicated across cardiovascular disorders Hypertrophic & Dilated Ischemic Stroke Cardiomyopathy 5 2 9.4M US prevalence 800K US prevalence Atherosclerotic Cardiovascular Disease Acute Myocarditis 1 24M US prevalence 70K US 3 incidence Heart Failure Acute 5 6.7M US prevalence Coronary Syndrome 780K US 4 incidence Illustrative, non-exhaustive and non-mutually exclusive; bubbles sizes not to scale 1. Gu et al, Am J Prev Cardiol (2022) 4. Foussas, Hellenic J Cardiol (2015) 35 2. Kapuku and Kop, Classification of CV Diseases (2022) 5. Tsao et al., Circulation. (2023) 3. Ammirati et al., JAMA (2023)

Illustrative ASCVD opportunity in US alone 24 million 24 million ASCVD 1 patients in the US ASCVD Full opportunity in ASCVD 13.3 million ~55% of ASCVD patients have ASCVD, CRP high 2 elevated CRP (≥ 2 mg/L) ~25% of ASCVD, CRP-high 3.3 million 1.3 million 4.1 million patients have stage 3-4 ~31% of ASCVD, ASCVD, ASCVD, ASCVD, chronic kidney disease CRP-high patients 2 2 CRP high, CRP high, CRP high, (eGFR 15-59 mL/min/1.73 m ) are secondary CKD stage CKD stage 3-4, secondary 1 prevention patients 3-4 secondary prevention ~36% of ASCVD patients with prevention stage 3-4 CKD and elevated CRP patients are secondary 2 prevention candidates 1. Gu et al. Am J Prev Cardiol (2022) 36 2. Nanna et. al. Circ. (2022); *Based on % of patients reported to have been hospitalized in the last 12 months

Key ASCVD milestones Indication Milestone Expected timing Status Gain FDA alignment on proposed CV program Q4 2023 q File ASCVD IND H1 2024 q ASCVD Receive ASCVD IND clearance 2024 q Initiate Phase 2 ASCVD trial 2024 q Report topline Phase 2 ASCVD trial results 2025 q ZEUS trial expected to read out in 2025 37

Key Business Items

Terms of TOUR006 license with Pfizer In May 2022, Tourmaline obtained an exclusive global license to TOUR006 (formerly PF-04236921) from Pfizer in exchange for: § $5M upfront payment and 15% equity of Tourmaline § Milestones: o Up to $128M in development and regulatory milestones o Up to $525M in sales-based milestones § Low double-digit (less than 15%) royalties on net sales, subject to specified royalty reductions § Additional payments due upon out-license/divestiture of TOUR006 in major market § Right of first negotiation for Pfizer should Tourmaline seek to out-license or partner in the US 40

TOUR006 regulatory exclusivity and intellectual property Regulatory Exclusivity • In the US, we expect to rely on 12 years’ data exclusivity for biologics • Regulatory counsel has confirmed this is a reasonable expectation Patent Protection • We have filed 5 new patent applications on TOUR006 • Incorporating claims on: • Indication-specific methods of use • Dosing regimens • If issued, will expire in 2043 (or later) • Additional patent applications in process • Pfizer has abandoned all previous Pfizer patents/applications relating to TOUR006 • No freedom to operate issues identified 41

Reverse merger transaction summary

Overview	• Talaris Therapeutics, Inc. (NASDAQ: TALS) to acquire 100% of outstanding equity interests of Tourmaline Bio, Inc. structured as a traditional reverse merger • Surviving entity name / proposed ticker: Tourmaline Bio (TRML) • Issuer of shares in private placement: Tourmaline
Transaction Summary	• $389.7M pro forma value of combined company — $230M value of Tourmaline — $84.7M value of Talaris including net of up to $64.6M dividend/equity award cash payout[1] — $75M private placement • ~$210M pro forma cash balance for combined company estimated at close excluding dividend • Pro forma ownership split: ~59.0% Tourmaline, ~21.7% Talaris, ~19.3% private placement • Private placement syndicate includes Acuta Capital Partners, Affinity Asset Advisors, Braidwell LP, Cowen Healthcare Investments, Deep Track Capital, Great Point Partners, LLC, KVP Capital, Logos Capital, Paradigm BioCapital, Qiming Venture Partners USA, RA Capital Management, LP, StemPoint Capital LP, TCGX, Vivo Capital, and other undisclosed investors
Use of Proceeds	• Expected to fund Tourmaline through 2026 and provide sufficient capital for key clinical programs including Phase 2b TED study, Phase 2 TED basket study, and Phase 2 CV study
Projected Timing	• Closing expected Q4 2023 – shareholder vote scheduled October 17, 2023

1. Subject to certain adjustments at close, includes estimated $2.2M of Talaris Legacy Proceeds from the sale of certain clinical data and intellectual property

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42

Key highlights An IL-6 renaissance is underway: new insights emerging about a broad range of indications where IL-6 may be clinically validated TOUR006 offers potential for low volume, infrequent subcutaneous administration We are rapidly advancing TOUR006 into mid/late-stage development Our team has extensive experience developing and commercializing antibodies for orphan and autoimmune diseases Cash runway expected to fund development through 2026* *Upon completion of the merger with Talaris and pre-closing financing 43

Appendix

TED patients had mostly long disease durations before starting tocilizumab, likely impacting efficacy of IL-6 blockade Median (IQR) duration of TED symptoms at time of enrollment (n) Perez-Moreiras 2021 (54)* Sánchez-Bilbao 2020 (48) Perez-Moreiras 2014 (18) Perez-Moreiras 2018 (15) Pampín-Sánchez 2022 (11) Silkiss 2020 (9) Smith 2021 (9)* Bielefeld 2019 (8)* Bennedjai 2020 (7)* Toro-Tobon 2023 (6) de Pablo Gomez 2018 (5) Albrashdi 2022 (1) Mohamed 2022 Moleiro 2022 (1) Nirmalan 2023 (1) Tepro Ph2b (43)* Tepro OPTIC (41)* 0 6 12 18 24 30 36 42 48 54 TED duration (mos.) Only includes publications which reported complete disease duration data. * Perez-Moreiras 2021: range, not IQR; Smith 2021: mean and range; Bielefeld 2019, Bennedjai 45 2020 & tepro trials: mean +/- one standard deviation

Recent case series demonstrate IL-6 inhibition’s potential in first-line TED patients Investigator-led retrospective analysis using tocilizumab • 9 subjects included in analysis • Average CAS: 6 (out of 7) • Treatment with tocilizumab 8mg/kg monthly • Mean time from symptom onset to first treatment: 2.89 months • Mean number of infusions: 4.2 • Median change in autoantibody levels from baseline: 61% decline 100% 100% OPTIC 80% 80% trial 83% OPTIC 60% 60% trial: 59% 40% 40% 20% 20% 0% 0% Before After first After final Last follow-up Before After first After final Last follow-up treatment infusion infusion treatment infusion infusion Smith et al., Ophthalmic Plast Reconstr Surg (2021) 46 CAS responder (0 or 1) rate Proptosis responder rate

Treatment of ASCVD is focused on preventing major events by reducing risk factors, yet inflammation remains unaddressed

ACC/AHA risk factor	Dyslipidemia (high LDL-C)	Metabolic syndrome (diabetes & obesity)	Hypertension (high blood pressure)	Inflammation (high CRP)
Legacy treatments	Lipitor (atorvastatin calcium) tablets Zetia (ezetimibe) 10 mg Tablets	Humalog insulin lispro injection 100 units/mL Metformin Hydrochloride Tablets, USP 500 mg	Zestril lisinopril Tiazac Toprol-XL Diovan valsartan capsules	–
New therapies	Praluent (alirocumab) Injection Repatha (evolocumab) injection Leqvio (inclisiran) Nexletol (bempedoic acid) tablets	Trulicity (dulaglutide) injection Wegovy (semaglutide) injection Mounjaro (tirzepatide) injection Ozempic semaglutide injection Jardiance (empagliflozin) tablets	–	LODOCO (colchicine) tablets
New mechanisms in development	Lp(a) inhibitors/ASOs ANGPTL3 ASOs Oral PCSK9 inhibitors CETP inhibitors	Oral, non peptide GLP-1 agonists GGG triple agonist amylin agonists	Angiotensinogen ASOs Aldosterone synthase inhibitor Endothelin receptor antagonist NPR1 agonist	**IL-6 mAbs**

Inflammation as a risk factor remains underexplored

TOURMALINE

47

ASCVD patients with chronic kidney disease (CKD), an inflammatory condition, have elevated cardiovascular risk Double and triple risk of CV mortality in 1 1 Risk of CV deaths increases as CKD worsens Stage 3 and 4 CKD patients 100% 27% 33% 35% 38% 80% 39% 8% 24% 60% 26% 28% 35% 40% 58% 49% 41% 20% 33% 28% 0% Stage 1-2 Stage 3a Stage 3b Stage 4 Stage 5 or RRT Stage 4 Stage 3b Stage 3a Stage 2 Stage 1 eGFR stage CVD Cancer Others 1. Gansevoort et. al., Lancet (2013) 48 Proportion of patients

Patients in CANTOS with CKD had higher MACE risk and demonstrated amplified benefit from inflammation reduction MACE benefit from CRP reductions in CANTOS 1 1 Higher MACE rates observed in CKD patients CKD patients 8 p < 0.0001 7 6 p < 0.0001 5 4 p < 0.0001 3 2 Relative risk reduction in patients who achieved hsCRP < 2 mg/L at 3 months vs PBO 1 2 1 CANTOS, all patients CANTOS, CKD patients 0 Major Cardiovascular Cardiovascular Death All-Cause Mortality MACE 25% 30% Events MACE+ 26% 32% eGFR < 60 mL/min/1.73m2 (n=1,875) CV Mortality 31% 39% eGFR ≥ 60 mL/min/1.73m2 (n=8,184) 1. Ridker et al. J. Am. Coll. Cardiol. (2018) 49 2. Ridker et al. Lancet (2018) Incidence Rate (/100 Person-Years)